UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 15, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
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     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure

Eautoclaims Issues Shares upon Conversion of Note Payable to Common Stock

Oldsmar, FL. August 22, 2005 - eAutoclaims announced agreements with Sports Funding, Inc. (Sports Funding), The Harman Stoller Capital Partners Master Fund LTD. (Investor), and Paradigm Equities Fund II, LLC (Investor). The agreements will result in the conversion of the $275,000 balance of the outstanding convertible debenture into 1,718,750 common shares, which was purchased directly by two Investors.

The specific terms and conditions of the new agreement with Sports Funding and The Investors are set forth in the form of the "Agreements", which is attached as exhibits to which reference is hereby made.


eAutoclaims Issues Shares in True-up as required in May 2004 financing.

In the May 2004 financing the Company sold 9,004,429 Units, consisting of one common share and one three-year common share warrant at $0.16 per share (May 2004 Units) and issued to Noble another 790,200 warrants to purchase May 2004 Units for $0.28 cents per unit (May 2004 Unit Warrants). As part of this financing we agreed to issue up to an additional 100% of the May 2004 Units if we did not meet certain production targets in March and August of 2005 under our ADP Co-Marketing Agreement ("True up Units"). In December 2004, in order to help resolve this open issue we offered those prior investors 50% of the total potential True up Units (i.e.- the May 2004 Units that were potentially issuable if the March 2005 target volumes are not met) in exchange for releasing the Company from the remaining August 2005 target volume commitment. Investors representing 4,678,716 of these May 2004 Units accepted our offer. We therefore granted 2,339,358 May 2004 Units, in December 2004, to the May 2004 investors that agree to the True-up amendment. We were still subject to, and were unable to meet, the target volumes on the remaining 4,325,713 May 2004 Units and the 790,200 May 2004 Unit Warrants if they are exercised. Therefore, on March 10, 2005 we issued 2,162,860 May 2004 Units, and on August 16, 2005 we issued 2,162,860 May 2004 Units.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 22, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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